UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2012

GulfSlope Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51638	16-1689008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3984 Washington Blvd. #342
Freemont, CA 94538
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (415) 800-4344

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 8.01.  Other Events.

As described in its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 2012, GulfSlope Energy, Inc. (formerly Plan A Promotions, Inc., the “Company”) effected a reincorporation merger, effective as of April 23, 2012, pursuant to which it changed its state of incorporation from the State of Utah to the State of Delaware, and changed its name from “Plan A Promotions, Inc.” to “GulfSlope Energy, Inc.”  In connection with the reincorporation and name change, the Company applied to the Financial Industry Regulatory Authority (“FINRA”) to change its ticker symbol from “PAPM” to “GSPE” on the OTCBB.  On April 27, 2012, the Company received notification from FINRA that it had approved the corporate actions and the symbol change, each of which were effective at the opening of business on April 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 1, 2012

PLAN A PROMOTIONS, INC.

By:	/S/ John Preftokis
John Preftokis, President